                                                                    Exhibit 1(p)

                FORM OF SIXTH AMENDMENT DATED SEPTEMBER 6, 2005

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended to reflect, effective
[           ], 2005, the establishment of Janus Adviser Risk-Managed Value Fund.


                                   SCHEDULE A


Series of the Trust                                                           Available Classes
-------------------                                                           -----------------

Janus Adviser Balanced Fund                                                     Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Forty Fund                                                        Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Contrarian Fund                                                   Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Core Equity Fund                                                  Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Flexible Bond Fund                                                Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Foreign Stock Fund                                                Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares


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
Janus Adviser Large Cap Growth Fund                                             Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Growth and Income Fund                                            Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser High-Yield Fund                                                   Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser International Growth Fund                                         Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Mid Cap Growth Fund                                               Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Mid Cap Value Fund                                                Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Money Market Fund                                                 Class A Shares
                                                                                Class C Shares

Janus Adviser Orion Fund                                                        Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Risk-Managed Core Fund                                            Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Risk-Managed Growth Fund                                          Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Risk-Managed Value Fund                                           Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares
                                                                                Class S Shares

Janus Adviser Small Company Value Fund                                          Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Small-Mid Growth Fund                                             Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

Janus Adviser Worldwide Fund                                                    Class A Shares
                                                                                Class C Shares
                                                                                Class I Shares
                                                                                Class R Shares

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